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                                                                    Exhibit 99.6


                            CONSENT OF OGILVY RENAULT

                  We hereby consent to the use of our name under the caption "Validity of the Securities" in the Prospectus Supplement of Nortel Networks Corporation, related to the shelf registration statement on Form S-3 of Nortel Networks Corporation and Nortel Networks Limited.

                  In giving this consent, we do not hereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission.


                                       OGILVY RENAULT


                                       By /s/ Ogilvy Renault
                                          -------------------------------------




New York, New York
June 6, 2002